Exhibit 99.1

NEWS

FOR RELEASE: Friday, April 28, 2006

CHARTER COMMUNICATIONS CLOSES REFINANCING OF
SENIOR SECURED CREDIT FACILITIES

ST. LOUIS, MO– Charter Communications, Inc. (Nasdaq: CHTR) announced today that it has closed the refinancing of its senior secured credit facilities held by Charter Communications Operating, LLC (Charter Operating). The $6.85 billion credit facilities include an increased $350 million revolver/term credit facility, a $5.0 billion term loan due in 2013, and certain amendments to the existing $1.5 billion revolving credit facility. The term loan pricing is LIBOR plus 2.625 percent.

Commenting on the refinancing, JT Fisher, Charter’s chief financial officer, said, “We’re very pleased with the results of this new credit facility, as we continue to make progress on our opportunistic strategy to extend debt maturities, improve liquidity, and reduce interest costs.”

J.P. Morgan Securities, Inc., Banc of America Securities LLC, and Citigroup Global Markets, Inc. arranged the refinance.

About Charter Communications

Charter Communications, Inc., a leading broadband communications company, provides a full range of advanced broadband services to the home, including advanced digital video entertainment programming (Charter Digital™), Charter High-Speed™ Internet access service, and Charter Telephone™ services. Charter Business™ similarly provides scalable, tailored and cost-effective broadband communications solutions to business organizations, such as business-to-business Internet access, data networking, and video and music entertainment services. Charter’s advertising sales and production services are sold under the Charter Media® brand. More information about Charter can be found at www.charter.com.

Cautionary Statement Regarding Forward-Looking Statements:

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding, among other things, our plans, strategies and prospects, both business and financial. The Company will not undertake to revise forward-looking projections to reflect events after this date. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Many of the forward-looking statements contained in this release may be identified by the use of forward-looking words such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated” and “potential,” among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this release are set forth in reports or documents that we file from time to time with the SEC, and include, but are not limited to:

  the availability, in general, of funds to meet interest payment obligations under our debt and to fund our operations and necessary capital expenditures, either through cash flows from operating activities, further borrowings or other sources and, in particular, our ability to be able to provide under applicable debt instruments such funds (by dividend, investment or otherwise) to the applicable obligor of such debt;
  our ability to comply with all covenants in our indentures, the bridge loan and credit facilities, any violation of which would result in a violation of the applicable facility or indenture and could trigger a default of other obligations under cross-default provisions;
  our ability to pay or refinance debt prior to or when it becomes due and/or to take advantage of market opportunities and market windows to refinance that debt through new issuances, exchange offers or otherwise, including restructuring our balance sheet and leverage position;
  our ability to sustain and grow revenues and cash flows from operating activities by offering video, high-speed Internet, telephone and other services and to maintain and grow a stable customer base, particularly in the face of increasingly aggressive competition from other service providers;
  our ability to obtain programming at reasonable prices or to pass programming cost increases on to our customers;
  general business conditions, economic uncertainty or slowdown; and
   the effects of governmental regulation, including but not limited to local franchise authorities, on our business.
All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no duty or obligation to update any of the forward-looking statements after the date of this release.

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Contact:

Media:

Anita Lamont
(314) 543-2215

Analysts:

Ken Cook or Cathy Levendoski
(314) 543-2353